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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 21, 2005

                          Altair Nanotechnologies Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Canada                      1-12497                 33-1084375
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(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)      File Number)         Identification No.)


             204 Edison Way
                Reno, NV                                    89502
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(Address of Principal Executive Offices)                 (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 858-3750
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N/A           (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01  Regulation FD Disclosure.

     On March 4, 2005, Douglas Ellsworth, a Senior Vice President of the Altair Nanotechnologies Inc. (the "Company"), filed with the SEC a Form 4 reporting, among other things, the sale on March 2, 2005 of 28,600 Common Shares of the Company in six (6) transactions subject to Section 16(b) under the Securities Exchange Act and rules promulgated thereunder ("Section 16(b)"). Mr. Ellsworth had previously filed with the SEC Forms 4 reporting the acquisition during September 2004 of an aggregate of 7,500 Common Shares of the Company in transactions subject to Section 16(b). The Company believes that the aggregate profits, calculated in accordance with Section 16(b), from such purchases and sales amount to $17,300 and are subject to the recovery provisions of Section 16(b). Accordingly, the Company demanded, and on March 21, 2005, received from Mr. Ellsworth, a check in the amount of such profits and related materials.

     In light of this event and separately, as a result of certain Form 4 filings required under Section 16(a) of the Securities Exchange Act that were filed late, the Company is developing, an expects to promptly implement, additional procedures with the goal of ensuring strict compliance by all of its officers, directors and other persons subject to Section 16.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Altair Nanotechnologies Inc.


Dated:  March 21, 2005           By /s/ Alan Gotcher
                                    -------------------------------------
                                      Alan Gotcher
                                      Chief Executive Officer




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